Barclays CEO Energy Power Conference Gary R. Heminger Chairman, President and Chief Executive Officer September 6, 2016

Forward‐Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws regarding Marathon Petroleum Corporation ("MPC") and MPLX LP ("MPLX"). These forward-looking statements relate to, among other things, expectations, estimates and projections concerning the business and operations of MPC and MPLX. You can identify forward-looking statements by words such as "anticipate," "believe," "design," "estimate," "expect," "forecast," "goal," "guidance," "imply," "intend," "objective," "opportunity," "outlook," "plan," "position," "pursue," "prospective," "predict," "project," "potential," "seek," "strategy," "target," "could," "may," "should," "would," "will" or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies' control and are difficult to predict. Factors that could cause MPC's actual results to differ materially from those implied in the forward- looking statements include: risks described below relating to MPLX and the MPLX/MarkWest Energy Partners, L.P. ("MarkWest") merger; changes to the expected construction costs and timing of projects; continued/further volatility in and/or degradation of market and industry conditions; the availability and pricing of crude oil and other feedstocks; slower growth in domestic and Canadian crude supply; the effects of the lifting of the U.S. crude oil export ban; completion of pipeline capacity to areas outside the U.S. Midwest; consumer demand for refined products; transportation logistics; the reliability of processing units and other equipment; MPC's ability to successfully implement growth opportunities; modifications to MPLX earnings and distribution growth objectives; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; changes to MPC's capital budget; the timing and amount of the impairment related to MPC's investment in North Dakota Pipeline Company LLC; other risk factors inherent to MPC's industry; and the factors set forth under the heading "Risk Factors" in MPC's Annual Report on Form 10-K for the year ended Dec. 31, 2015, filed with Securities and Exchange Commission (SEC). Factors that could cause MPLX's actual results to differ materially from those implied in the forward- looking statements include: negative capital market conditions, including a persistence or increase of the current yield on common units, which is higher than historical yields, adversely affecting MPLX's ability to meet its distribution growth guidance; the time and costs required to consummate the proposed transactions described herein; the satisfaction or waiver of conditions in the agreements governing the proposed transactions described herein; our ability to achieve the strategic and other objectives related to the proposed transactions described herein; risk that the synergies from the acquisition of MarkWest by MPLX may not be fully realized or may take longer to realize than expected; disruption from the MPLX/MarkWest merger making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of MarkWest; the adequacy of MPLX's capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay distributions, and the ability to successfully execute its business plans and growth strategy; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; continued/further volatility in and/or degradation of market and industry conditions; changes to the expected construction costs and timing of projects; completion of midstream infrastructure by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC's obligations under MPLX's commercial agreements; modifications to earnings and distribution growth objectives; the level of support from MPC, including drop-downs, alternative financing arrangements, taking equity units, and other methods of sponsor support, as a result of the capital allocation needs of the enterprise as a whole and its ability to provide support on commercially reasonable terms; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations and/or enforcement actions initiated thereunder; changes to MPLX's capital budget; other risk factors inherent to MPLX's industry; and the factors set forth under the heading "Risk Factors" in MPLX's Annual Report on Form 10-K for the year ended Dec. 31, 2015, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, filed with the SEC. In addition, the forward-looking statements included herein could be affected by general domestic and international economic and political conditions. Unpredictable or unknown factors not discussed here, in MPC's Form 10-K, or in MPLX's Form 10-K or Form 10-Q could also have material adverse effects on forward-looking statements. Copies of MPC's Form 10-K are available on the SEC website, MPC's website at http://ir.marathonpetroleum.com or by contacting MPC's Investor Relations office. Copies of MPLX's Form 10-K and Form 10-Q are available on the SEC website, MPLX's website at http://ir.mplx.com or by contacting MPLX's Investor Relations office. Non-GAAP Financial Measures EBITDA, Adjusted EBITDA and distributable cash flow are non-GAAP financial measures provided in this presentation. EBITDA, Adjusted EBITDA and distributable cash flow reconciliations to the nearest GAAP financial measure are included in the Appendix to this presentation. EBITDA, Adjusted EBITDA and distributable cash flow are not defined by GAAP and should not be considered in isolation or as an alternative to net income attributable to MPC or MPLX, net cash provided by operating activities or other financial measures prepared in accordance with GAAP. The EBITDA forecasts related to certain projects were determined on an EBITDA-only basis. Accordingly, information related to the elements of net income, including tax and interest, are not available and, therefore, reconciliations of these non-GAAP financial measures to the nearest GAAP financial measures have not been provided. 2

Delivering for Investors 3 Scale, Diversity and Stability of Cash Flow Increased our refining capacity in the geographically critical U.S. Gulf Coast region Doubled Speedway’s retail footprint Expanded into midstream natural gas liquids business stable cash flow Tripled Provided Significant Returns to Our Shareholders Returned ~$10 to shareholders As of June 30, 2016 See appendix for legend Since Spin: billion

43% 23% 16% 18% 87% 8% 5% Creating a More Diversified Portfolio 4 2011 EBITDA Speedway R&M Speedway Midstream(a) R&M(b) 2Q 2016 LTM EBITDA Midstream R&M MLP-Eligible(c) (a)Includes MarkWest EBITDA post merger Dec 4, 2015 (b)Excludes estimated EBITDA from MLP-eligible assets (c)Represents estimated EBITDA of ~$1.3 B from MLP-eligible assets in the R&M segment

Balanced Approach to Returning Capital and Investment since July 2011 5 $9.9 B $15.5 B  Strategic investments providing long-term stable cash flows  $7.4 B returned to shareholders through repurchases, representing 28% of shares outstanding  Six dividend increases resulting in a 29% CAGR Capital Return Investing in the Business* *Represents cash capital expenditures, acquisitions, investments and contingent consideration. Reflects activities from July 1, 2011 to June 30, 2016 0 50 100 150 200 250 300 350 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 $ M M $/ S h a re Dividend History Dividend per Share Total Dividends Paid per Quarter +25% $0.125 $0.10 +40% $0.175 +20% $0.21 +19% $0.25 +28% $0.32 +13% $0.36 Q3 2016

18 23 28 33 38 JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC D ay s PADD 2 and 3 Distillate Days of Supply (Including Exports) 5-Year Range (11-15) 5-Year Average (11-15) 2015 2016* 25 27 29 31 33 35 JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC D ay s PADD 2 and 3 Gasoline Days of Supply (Including Exports) 5-Year Range (11-15) 5-Year Average (11-15) 2015 2016* Positive Market Fundamentals  Gasoline and distillate inventories normalized on a days of supply basis  Gasoline demand continues to be strong – Growth has accelerated domestically and internationally with low prices  Distillate demand expected to be strong long term – As gasoline demand is impacted by CAFE standards, global distillate demand is expected to be greater than gasoline – International bunker specifications are expected to increase demand for distillate 6 Sources: EIA, MPC Economics *MPC estimated June and July demand and exports

Positive Market Fundamentals Cont’d. 7  Continued strong U.S. refined product exports – U.S. refineries have cost advantages and are more complex  Heavy and sour crude oil differentials remain favorable  Crude differentials expected to improve as commodity prices strengthen  Natural gas prices supported by summer temperatures  Frac spread and NGL prices expected to strengthen – Increased LPG export capacity supports propane and butane prices – Increased ethane demand as ethane cracker projects come online from 2017-2021

Delivering Top Tier Capital Return Yield 8 Since Spin 12% 13% 13% 9% 10% 16% 38% 21% 31% 27% 21% 0% 10% 20% 30% 40% 50% 60% MPC HFC VLO TSO PSX Dividend Yield Special Dividend Yield Share Repurchase/Share Yield 50% 50% 36% 44% 31% Note: Total Capital Return Yield: July 1, 2011 to June 30, 2016 dividends per share, plus special dividends per share, plus share repurchase per share, all divided by average share price from July 1, 2011 to June 30, 2016. PSX’s timeframe begins with its spin-off on May 1, 2012.

Refining & Marketing Segment Transformation  Increased crude oil refining capacity by ~700 MBPCD with Galveston Bay acquisition and investments at existing facilities  Completed refining margin-enhancing projects, focused on increasing exports, light crude and condensate processing capabilities and distillate production  Increased refined product exports by 4x  Expanded Marathon Brand marketing operations by ~400 outlets, to ~5,400 9 2013 2014 2015 2012 2011 2016 DHOUP (Detroit Heavy Oil Upgrade Project) Galveston Bay Refinery acquisition from BP Condensate Splitter Investments Canton & Catlettsburg Refineries Light Crude Processing Robinson Refinery MPC spinoff from Marathon Oil Corp.

Source: Company Reports -5 0 5 10 15 20 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 $ /BB L MPC’s Rank Competitor Range Companies Ranked** *Adjusted domestic operating income per barrel of crude oil throughput **Current companies ranked: BP, CVX, HFC, MPC, PBF, PSX, TSO, VLO, XOM MPC vs. Peers - Operating Income per Barrel 11 12 11 9 10 9 8 9 9 8 10 8 8 8 8 8 8 9 Preliminary June YTD 9 10 Operating Income Per Barrel of Crude Throughput* 6 4 3 3 2 1 2 3 7 2 1 5 3 1 3 1 2 2 3

Operational Highlights 11

Galveston Bay Refinery Performance Improvements Since Acquisition  Lowered operating costs 15% since 2014  Lowered routine maintenance costs 26% since 2014 due to improved reliability and cost efficiencies  Target to lower operating costs an additional 15% by 2020 12 0 0.1 0.2 0.3 0.4 0.5 2013 2014 2015 Jul 2016 YTD R e co rd ab le R at e Top Tier Safety AFPM 2014 Avg. Rate AFPM 2014 Top Qtle Rate Galveston Bay 0 5 10 15 20 25 30 2013 2014 2015 Jul 2016 YTD In ci d e n ts Environmental Excellence Incidents per MPC definition 0% 2% 4% 6% 2013 2014 2015 Jul 2016 YTD Reliable Operations % of unplanned downtime MPC Avg.

Optimization of South Texas Asset Repositioning (STAR) Program  Potential reduction of total planned investment from $2 B to $1.5 B  Project scope and investment return profile substantially preserved  Project scope: – Increase residual oil (resid) processing – Revamp crude unit – Increase ULSD production – Complete integration of Galveston Bay and Texas City refineries 13

Enhancing Refining Margins 14 Planned Investments of ~$475 MM Contributing ~$250 MM EBITDA  Garyville FCC/Alky – ~$220 MM investment, ~$90 MM EBITDA per year – ~25% IRR, late 2016 est. completion  Galveston Bay export capacity expansion – ~$95 MM investment, ~$50 MM EBITDA per year – +30 MBD ULSD, ~30% IRR, late 2016 est. completion – +115 MBD gasoline and ULSD, ~35% IRR, 2019 est. completion  Garyville ULSD projects – +10 MBD ULSD, ~$120 MM investment, ~$90 MM EBITDA per year – ~75% IRR, 2018 est. completion  Detroit FCC – ~$40 MM investment, ~$20 MM EBITDA per year – ~40% IRR, 2019 est. completion 320 345 395 510 365 20 30 115 0 100 200 300 400 500 600 2013 2014 2015 2016E 2019E M B D Base Garyville Galveston Bay Export Capacity

2013 2014 2015 2012 2011 2016 Speedway Segment Transformation  Doubled retail locations count to ~2,770, expanding to the East Coast and Southeast markets  Expanded presence to Pennsylvania and Tennessee  Completed conversion of Hess stores ahead of schedule with ~$150 MM in synergies recognized in 2015, expected to grow to ~$225 MM in 2017  Speedy Rewards program expanded to >5.5 MM active members* 15 *12 month rolling average as of July 31, 2016 Acquisitions: Gas City, Road Ranger, GasAmerica Travel Plaza JV announced Expansion into new markets: Pennsylvania and Tennessee MPC spinoff from Marathon Oil Corp. Hess Retail acquisition

Speedway Exceeding Expected Acquisition-Related Synergies  Continuing to focus on marketing enhancements opportunities  Completed 93 remodels in 2Q 2016, 454 to date at acquired locations  Reduced overall light product breakeven by ~10% in 2Q 2016 compared to 2Q 2015* 16 20 75 120 155 190 225 0 50 100 150 200 250 2014E 2014 2015E 2015 2016E 2016E 2017E 2017E $ M M Synergies and Marketing Enhancements Guidance** Speedway Synergies R&M Synergies 47 149 *Light Product Breakeven = (Total Expense – Merchandise Margin) / Light Product Volume **Based on original announcement guidance in May 2014

Speedway - Top tier Performer in Convenience Store Industry 17 0 10 20 30 40 Speedway Sunoco Casey's CST Couche-Tard Murphy USA Delek Alon USA Western Refining $ M /S tore/M o nt h EBITDA 0 25 50 75 100 Sunoco Speedway CST Casey's Couche-Tard Murphy USA Western Refining Delek Alon USA $ M /S tore/M o nt h Total Margin Light Product Merchandise Speedway Light Product Speedway Merchandise Source: 2015 Company Reports  Generates predictable, stable cash flows  #1 in EBITDA/store/month vs. public peers

Speedway Complements MPC’s Integrated Network ~6 B gallons of light product volumes annually  MPC’s most ratable distribution channel – Allows for optimization of refining, pipeline and terminal operations – Supports infrastructure build out for Marathon Brand and Wholesale sales – Creates various supply efficiencies, for example ethanol backhauls via transport truck  Creates supply flexibility to capture market arbitrage and minimize disruptions  Blending ethanol for Speedway substantially reduces MPC’s RIN exposure  Generates significant stable cash flows 18 $381 ~$1B 0 200 400 600 800 1,000 1,200 2011 2Q 2016 LTM $ M M EBITDA

2013 2014 2015 2012 2011 2016 Midstream Segment Transformation  Formed MPLX and accelerated growth strategy creating a large-cap, diversified MLP  Premier footprint of crude oil and refined products pipelines and terminals  Acquired premier position in prolific Marcellus/Utica region with MarkWest merger  Building Cornerstone Pipeline, an industry solution to transport condensate, natural gasoline, butane and diluent out of the Northeast  Expect to invest in the Bakken Pipeline system as a direct MPLX investment* 19 Initial Public Offering of MPLX LP MarkWest merger Cornerstone Pipeline organic growth project Bakken Pipeline System investment announcement* MPC spinoff from Marathon Oil Corp. *Subject to close

Equity Participation in Bakken Pipeline System 20  Announced agreement to participate in the Dakota Access Pipeline (DAPL) and the Energy Transfer Crude Oil Pipeline (ETCOP) projects, collectively referred to as the Bakken Pipeline System – Expected 3Q 2016 closing and end of 2016 pipelines ready for service – Estimated to deliver ~470 mbpd from the Bakken/Three Forks production area to the Midwest and Gulf Coast  Expected to close as a direct investment of MPLX  Upon closing, MPC will exit from the Sandpiper pipeline project and associated transportation services agreement  MPC’s capital spend and transportation cost commitment significantly reduced Source: Enbridge

MPLX Creates Significant Value and Provides Stable Cash Flows  Growth-oriented, diversified MLP with high- quality strategically located assets with leading midstream position  Robust portfolio of organic growth opportunities  Significant commercial synergies and opportunities across value chain  Attractive distribution growth profile over the long term 21 $244 $1,304 0 200 400 600 800 1,000 1,200 1,400 2011 1H 2016 Annualized** $ M M Midstream Segment EBITDA* *EBITDA includes MPLX **To demonstrate the impact of the merger with MarkWest. See appendix for reconciliation

MPLX - Focus on Solutions to Enhance Northeast NGL Market Lead the development of infrastructure to link supply of Northeast NGLs with demand markets and enhance value for producer customers 22 Ethane  Largest fully integrated de-ethanization system in Marcellus and Utica shales  Access to all major takeaway pipelines: ATEX, Mariner East and Mariner West  Well positioned to support development of steam crackers in Northeast Propane  Supporting the next phase of NGL marketing with unit train deliveries from the region  Progressing infrastructure options to move propane to East Coast and Gulf Coast markets Butanes  Exploring long-term butane-to-alkylate project to create additional in-basin demand Natural gasoline  Cornerstone and Utica build-out projects critical to delivery of natural gasoline to Midwest refinery markets and Western Canada

MPC’s Substantial MLP-Qualifying Asset Portfolio 23 ~ $1.4 B of estimated annual EBITDA ● 59 MMBBL storage (tanks and caverns) ● 25 rail loading racks and 26 truck loading racks; 7 owned and 11 non-owned docks ● 2 condensate splitter investments ● 21 owned and 2,189 leased ● 793 general service; 1,102 high pressure; 315 open-top hoppers ● ~5,400 miles of additional pipelines (owns, leases or has an ownership interest) ● 61 light product; ~20 MMBBL storage; 187 loading lanes ● 18 asphalt; ~4 MMBBL storage; 68 loading lanes ● Utica investments (crude & condensate trucking and truck/barge terminals) ● Equity in 50/50 blue water JV with Crowley ● 20 B gallons of fuels distribution volume at MPC/Speedway Railcars Pipelines Terminals Refineries Fuels Distribution Marine

24 2016 Capital Outlook – $3.0 B* MPC – $1.9 B  Refining & Marketing, excluding Midstream – $1,045 MM  Midstream** – $440 MM  Speedway – $310 MM  Corporate & Other – $95 MM MPLX – $1.1 B  Growth $1,050 MM***  Maintenance $61 MM 23% 13% 15% 36% 10% 3% Speedway Midstream* MPLX Refining Margin Enhancement Corporate & Other Refining Sustaining Capital *Excludes pending Bakken Pipeline System investment and MPLX’s acquisition of MPC’s Marine business **Includes ~$125 MM of midstream investments included in the R&M segment. Excludes MPLX. ***Represents midpoint of MPLX capital expenditure guidance 2016 Capital Outlook $1.2 B Reduction from Initial Budget

Our Priorities for Value Creation 25 Maintain Top Tier Safety and Environmental Performance Grow Higher Valued and Stable Cash-flow Businesses Balance Capital Returns with Value-enhancing Investments Enhance Margins for Our Refinery Operations

MPC’s Strong Liquidity and Capitalization  Committed to maintaining investment grade credit profile for both MPC and MPLX  Operate with prudent leverage and strong liquidity through cycle  Focus on capital allocation, prioritizing projects with superior return and stable cash flow profiles  Provides financial flexibility to fund growth projects and pursue business strategies 26 Liquidity and Capitalization As of June 30, 2016 ($MM except ratio data) MPC Consolidated MPLX Adjustments* MPC, Excl. MPLX Debt 11,059 4,401 6,658 Mezzanine Equity 993 993 - Equity 19,935 7,924 12,011 Total Capitalization 31,987 13,318 18,669 Debt-to-Capital Ratio (book) 35% 36% Cash and Cash Equivalents 1,754 35 1,719 Debt to LTM Pro Forma Adjusted EBITDA** 2.0x 1.5x *Adjustments for MPLX’s cash, debt and the public portion of MPLX’s equity **Calculated using face value of total debt ($11,583 MM for MPC Consolidated, of which $4,859 MM is MPLX). LTM Pro Forma Adjusted EBITDA is pro forma for the MarkWest acquisition and adjusted for impairments.

MPC’s Proven Track Record 27 + + + + = Galveston Bay Acquisition Hess Retail Acquisition MarkWest Merger 28% Repurchased of Outstanding Shares 260% Increase in Dividend of Current Market Cap and Grew Scale, Diversification & Quality of Assets Returned ~45%

Appendix

Fundamentals of MPC’s Business 29 As of June 30, 2016 See appendix for legend  Strategically located assets and fully integrated system provides optionality and flexibility  Gasoline demand continues to be strong  ~70 percent assured sales of gasoline production  U.S. refiners have a sustained export advantage  Heavy and sour crude differentials remain favorable  MPLX well-positioned in basins leveraged to recovery in commodity prices

Returning Capital to Shareholders Through Share Repurchases 30 0 2,000 4,000 6,000 8,000 $ M M Cumulative Share Repurchases  $10 B share repurchases authorized  $7.36 B returned to shareholders through repurchases  28% of June 30, 2011 shares outstanding repurchased Since July 2011

Refining Increasing EBITDA Through Continuous Process Improvements  Low or no investment projects  Focus on technical excellence  Improvements in process unit performance  EBITDA improvement of approximately $800 MM between 2012 and 2015 31 0 200 400 600 800 1,000 2013 2014 2015 M a rg in I m p ro v e m e n t $ M M Refining Process Improvements* Galveston Bay All Other *Galveston Bay synergies included

0 100 200 300 400 500 600 700 2013 2014 2015 2016E 2019E $ M M EBITDA Improvement Galveston Bay Process Improvements and Synergies*  Process improvements – Unit optimization – Improved unit yields – Bottlenecks removed – Catalyst changes  Synergy capture – Crude optimization – Process unit utilization  Future improvements – Shutdown inefficient units – Integrate utilities 32 *STAR investment program excluded

Key Strengths 33 Balanced Operations 40% 60% Crude Oil Refining Capacity PADD II PADD III 61% 39% Crude Slate Sour Crude Sweet Crude ~70% ~30% Assured Sales Wholesale and Other Sales Assured Sales of Gasoline Production (Speedway + Brand + Wholesale Contract Sales) As of June 30, 2016 2Q 2016 2Q 2016

Balance in Refining Network Midwest Capacity 710,000 BPCD Louisiana Capacity 539,000 BPCD Texas Capacity 545,000 BPCD 34 *Weighted Average NCI The Nelson Complexity Index is a construction cost-based measurement used to describe the investment cost of a refinery in terms of the process operations being conducted. It is basically the ratio of the process investment downstream of the crude unit to the investment of the crude unit itself. This index has many limitations as an indicator of value and is not necessarily a useful tool in predicting profitability. There is no consideration for operating, maintenance or energy efficiencies and no consideration of non-process assets such as tanks, docks, etc. Likewise it does not consider the ability to take advantage of market related feedstock opportunities. Source: MPC data as reported in the Oil & Gas Journal effective Dec. 31, 2015 BPCD NCI Canton (Ohio) 93,000 7.8 Catlettsburg (Ky.) 273,000 9.2 Detroit (Mich.) 132,000 9.7 Robinson (Ill.) 212,000 10.5 Galveston Bay (Texas) 459,000 13.5 Texas City (Texas) 86,000 7.8 Garyville (La.) 539,000 11.2 Total 1,794,000 10.9*

ENERGY STAR Program  ENERGY STAR labels for refining industry began in 2006  47 labels awarded during 11 labeling years  9 labels to Phillips 66/ConocoPhillips  1 label to ExxonMobil  1 label to former MPC site in St. Paul Park, Minnesota  Remaining 36 labels to MPC refineries 35 35 Operating Year ---> 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 EPA Certification Year ---> 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Canton 1 1 1 1 1 1 1 1 1 1 1 Detroit 1 1 1 1 1 1 Garyville 1 1 1 1 1 1 1 1 1 1 1 Robinson 1 1 1 Texas City 1 1 1 1 1 Conoco Phillips, Billings 1 1 1 Conoco Phillips, Lake Charles 1 Former Marathon, St Paul Park 1 Exxon/Mobil, Baton Rouge 1 Conoco Phillips, Bayway 1 Phillips 66 Company, Bayway 1 Phillips 66 Company, Ferndale 1 1 1 EPA ENERGY STAR History as of 6-15-16 Source: EPA ENERGY STAR Website

0 20 40 60 80 100 120 M M B D Distillate Leading World Liquids Demand  Average product demand growth of 1.6 MMBD in 2016-2017  Distillate remains the growth leader through 2025  Heavy fuel oil continues its structural decline 36 Sources: BP Statistical Review of World Energy (Actual), MPC Economics (Forecast) Middle Distillate Gasoline Resid Other Average Annual Volumetric Growth (MBD) 2015 vs. 2025 +445 -19 +623 +157 Forecast Actual

Distillate Leads U.S. Domestic Petroleum Fuels Demand 37 0 1 2 3 4 5 6 7 8 9 10 MMB D Compounded Annual Growth Rates 2015 vs. 2030 Sources: U.S. Energy Information Administration (EIA), MPC Gasoline Gasoline ex ethanol Distillate Jet Fuel Resid -1.1% -1.1% +1.4% +0.5% -2.8% Forecast Actual  Gasoline demand declines due to corporate average fuel economy (CAFE) standards despite increased travel

Region 2015 Utilization Rate North America 88% MPC 99% Europe 86% Former Soviet Union 82% Asia 81% Middle East 79% Latin America 74% Africa 71% 0 2 4 6 8 10 12 14 16 18 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $/ M M B tu Natural Gas Price Comparison Japanese Liquefied Natural Gas (World Bank)* European Natural Gas (World Bank)* HH Spot Price (World Bank) Forecast Actual U.S. Refiners have a Sustained Export Advantage 38  Low cost natural gas  Large, complex refineries  Access to lower cost feedstocks  High utilization rates  Sophisticated workforce Sources: World Bank, IEA, PIRA *Average import border price

Peer-leading Alkylation and Reforming Capacity  Lighter crude runs produce more light naphtha, increasing demand for octane  Shale crudes yield a lower quality reformer feed  Octane generation capacity has been relatively steady, incremental capacity required in the future 39 424 337 368 308 202 158 148 135 85 79 91 33 41 81 39 20 45 30 129 148 116 148 76 63 66 33 32 0 100 200 300 400 500 600 700 MPC Phillips Exxon Valero Chevron Tesoro PBF BP HFC MBPCD Octane Capacity Reforming Isomerization Alkylation (31%) (30%) (24%) (37%) (31%) (28%) (30%) (31%) (35%) ( ) % of Crude Capacity Source: Oil & Gas Journal effective Dec. 31, 2015

0 2 4 6 8 10 12 14 16 2010 2012 2014 2016 2018 2020 M M B D North American Crude Production  Shale production challenged in current price environment  Drilling improvements and efficiency gains have lessened near-term declines  Long-term production growth is still expected 40 Canada U.S. Shale Forecast Actual U.S. Non-Shale Sources: MPC, CAPP

Alaska Coal-bed Methane Tight Gas Shale Gas 0 2 4 6 8 10 12 14 16 18 20 2000 2003 2006 2009 2012 2015 2018 2021 2024 2027 2030 M M B O E D L48 Onshore Conventional L48 Offshore U.S. Natural Gas Production Growth Largely from Shale  U.S. natural gas supply to grow by 5.4 MMBOED (29 BCFD) by 2030  2015 production was 13.8 MBOED (74.5 BCFD)  Lower global LNG prices pose a challenge for new U.S. LNG projects  Demand growth is the limiting factor in supply growth 41 Sources: MPC, EIA (Annual Energy Outlook-Early Release, May 2016) Forecast Actual

Nat. Gasoline Butanes Propane Purity Ethane 0 1 2 3 4 5 6 7 2005 2010 2015 2020 2025 2030 M M B D U.S. NGL Volume Growth Creates a Need for Incremental Infrastructure 42 Forecast Actual Source: MPC 2016 LT Forecast  Gulf Coast ethylene crackers are being built, adding 700 MBD to demand for ethane by 2021  Realized ethane production increases from 2016-2020 as rejection tapers off due to increased demand and exports  Supply growth of other NGLs slows through 2017 with lower prices and lower natural gas production growth

Key North American Crude Oil Pipelines Sources: Publicly available information 43 *Capacity has not been announced Planned Pipelines MBPD In-Service Date Grand Mesa 130 2016 Saddlehorn 190 2016 Dakota Access 570 2016 ETCO 570 2016 Bayou Bridge (Lake Charles to St. James) TBD* 2017 Diamond 200 2017 Midland to Sealy 300 2018 Trans Mountain Expansion 590 2019 Energy East 1,100 2020

Galveston Bay-Texas City World-Class Refining Complex 44 Integrated Galveston Bay-Texas City Refinery Post-STAR BPCD Unless Noted Galveston Bay* Crude 585,000 Vacuum Distillation 225,200 Residual Hydrocracking 94,300 Coking 29,800 Catalytic Cracking 184,800 Catalytic Reforming 124,300 Catalytic Hydrocracking 65,600 Catalytic Hydrotreating 452,900 Alkylation 51,800 ROSE – Solvent Deasphalter 18,000 Aromatics 33,800 Isomerization — Selective Toluene Disproportionation 60,800 Cumene — Coke (Short Tons per Day) (1) 2,263 Sulfur (Long Tons per Day) (2) 1,351 Asphalt — (1) Short Ton = 2,000 lbs. (2) Long Ton = 2,240 lbs. MPC estimates *Post STAR program completion in 2021

0 50 100 150 200 250 300 350 2010 2011 2012 2013 2014 2015 M B D MPC Finished Product Exports 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2010 2011 2012 2013 2014 2015 M B D Gross U.S. Finished Product Exports Other U.S. MPC Capitalizing on Growing U.S. Finished Product Exports 45 Sources: MPC, EIA

Speedway Strong and Consistent Growth 46 3,027 3,146 3,942 6,038 0 2,000 4,000 6,000 8,000 2012 2013 2014 2015 M M G a llo n s Gasoline and Distillate Sales Volume 13.18 14.41 17.75 18.23 0.00 5.00 10.00 15.00 20.00 2012 2013 2014 2015 ¢ /Ga llo n Gasoline and Distillate Gross Margin(a) 795 825 975 1,368 3,058 3,135 3,611 4,879 25 26 27 28 29 0 2000 4000 6000 2012 2013 2014 2015 P e rc e n t $ M M Merchandise Sales/Gross Margin Merchandise Sales $ Merchandise Gross Margin $ Merchandise Gross Margin Percent (a)The price paid by consumers less the cost of refined products, including transportation, consumer excise taxes and bankcard processing fees, divided by gasoline and distillate sales volume. Excludes LCM inventory valuation charge of $25 million for 2015.

Speedway: Pursuing Attractive and Accretive Acquisitions  Leverage MPC’s supply and logistical network – Increase assured sales – Optimize terminal utilization  Fill market voids in Speedway footprint – High quality assets – Continue focus in Pennsylvania and Tennessee – Growth opportunities in Georgia, South Carolina and Florida panhandle  Capitalize on opportunistic acquisition environment 47 As of June 30, 2016 See appendix for legend Speedway Marketing Area Speedway Location

Capitalizing on Diesel Demand Growth Trucking remains a dominant mode of transportation U.S. freight volumes expected to increase by 29%  Diesel demand growth expected to outpace gasoline Build out commercial fueling lane network –~150 CFL locations 48 Source: American Trucking Association

Following Through on Goals for Acquired Locations  Invest ~$570 MM in conversions, remodels and maintenance  Converted stores to Speedway brand and technology platforms  Remodel approximately 700 locations to drive marketing enhancements  Generate $365 MM of annual EBITDA in 2017  Achieve $190 MM in annual synergies in 2017 49 20 30 35 10 20 40 45 45 45 25 70 0 50 100 150 200 2014E** 2015E 2016E 2017E $ M M Synergies and Marketing Enhancements (Original Guidance) WilcoHess Synergies Operating and G&A Expense Synergies Light Product Supply and Logistics Marketing Enhancements 175 365 35 40 45 70 0 100 200 300 400 2013 Pro Forma Hess EBITDA* Form 10 WilcoHess Synergies Operating and G&A Expense Synergies Light Product Supply and Logistics Marketing Enhancements 2017E Hess EBITDA $ M M Earnings Opportunities (Original Guidance) **Based on Oct. 1, 2014 closing Sources: Company reports, MPC internal estimates *Sept. 30, 2013 Form 10 Pro Forma annualized 190 20 75 120

Focus on Improving Light Product Breakeven  Measure of operating efficiency and merchandise contribution to total expense  Potential to drive substantial value in the business over time 7.13 -1 1 3 5 7 9 11 13 2005 2013 Lig h t P ro d u ct B re ak ev en ( cp g) 2.56 12.39 Each 1.00 cent per gallon improvement = ~$30 MM annual pretax earnings Speedway Hess Sept. 30, 2013 Form 10 Estimate LPBE = Total Expenses – Merchandise Margin Light Product Volume 50

Speedway and Hess Side-by-Side Comparison  Speedway generates an incremental $17,300 of merchandise margin per store per month  ~$250 MM of additional annual merchandise margin potential across Hess retail Hess(a) Speedway(b) Company Operated Sites 1,255 1,478 Fuel Sales (gallons/store/month) 198,500 177,400 Fuel Margin ($/gallon) $0.137 $0.144 Merchandise Sales ($/store/month) $111,000 $176,800 Merchandise Margin ($/store/month) $29,200 $46,500 (a)2013PF data provided in Hess Retail Corporation Form 10 SEC filing (b)2013 data provided in Marathon Petroleum Corporation 10K SEC filing 51

0 100 200 300 Murphy USA Speedway CST Sunoco Couche-Tard Delek Western Refining Casey's Alon USA M Ga l/ St o re /M o n th Light Product Volume 0 50 100 150 200 Murphy USA Sunoco Speedway Couche-Tard Casey's CST Western Refining Delek Alon USA $ M /St o re /M o n th Merchandise Sales Top Tier Performance Sources: 2015 Company Reports 52

About MPLX  Growth-oriented, diversified MLP with high-quality, strategically located assets with leading midstream position  Two primary businesses – Logistics & Storage includes transportation and storage of crude oil, refined products and other hydrocarbon-based products – Gathering & Processing includes gathering, processing, and transportation of natural gas and the gathering, transportation, fractionation, storage and marketing of NGLs  Investment grade credit profile with strong financial flexibility  MPC as sponsor has interests aligned with MPLX – MPLX assets are integral to MPC – Substantial portfolio of ~$1.4 B of MLP-qualifying assets 53 As of June 30, 2016 See appendix for legend

MPLX Key Investment Highlights  High standard for safety and environmental stewardship  Premier assets in highly productive resource plays  Long-term integrated relationships with our producer customers  Strategic relationship with MPC  Strong base business with robust growth opportunities – Leading development of Northeast into the next great NGL hub – Connecting midstream to downstream across hydrocarbon value chain – Expanding presence in the Southwest and USGC  Attractive distribution growth profile over the long term – Expect 12-15% distribution growth in 2016, double digit growth in 2017 54

2% GP interest MPLX and MPC are Aligned  MPC views MPLX as integral to its operations and is aligned with its success and incentivized to grow MPLX  MPC owns 22% LP interest and 100% of MPLX’s GP interest and IDRs 100% interest r 100% interest Public Preferred Common Class B 76% LP interest 100% interest MPLX GP LLC (our General Partner) 22% LP interest MPLX LP* (NYSE: MPLX) (the “Partnership”) Marathon Petroleum Corporation and Affiliates (NYSE: MPC) MPLX Organizational Structure 55 As of Sept 2, 2016 * Preferred convertible securities are included with the public ownership percentage and depicted on an as-converted basis. All Class B units are owned by M&R MWE Liberty, LLC and included with the public ownership percentage and depicted on an as-converted basis. MPLX Terminal and Storage LLC MarkWest Energy Partners, L.P. 100% interest MarkWest Hydrocarbon, L.L.C. MarkWest Operating Subsidiaries MPLX Operations LLC Hardin Street Marine LLC MPLX Pipe Line Holdings LLC

MPLX Logistics & Storage 56  High-quality, well-maintained assets that are integral to MPC – 1,008 miles of common carrier crude oil pipelines – 1,900 miles of common carrier product pipelines – Barge dock with approximately 78,000 BPD throughput capacity – Four tank farms with approximately 4.5 MM barrels of available storage capacity – Butane cavern with 1 MM barrels of available storage capacity – 18 towboats and 205 tank barges moving light products, heavy oils, crude oil, renewable fuels, chemicals and feedstocks  Predictable cash flows with fee-based revenues and minimal direct commodity exposure

MPLX - Attractive Portfolio of Organic Growth Capital Logistics & Storage Segment Cornerstone and Utica Build-out  Industry solution for Utica liquids Pipeline and Tank Farm Expansions  MPC and third-party logistics solutions Robinson Butane Cavern  MPC shifting third-party services to MPLX and optimizing Robinson butane handling Other projects in development 57

Executing a Comprehensive Utica Strategy 58  Links Marcellus and Utica condensate and natural gasoline with Midwest refiners  Allows diluent movements to Canada  Leverages existing MPC/MPLX pipelines and right of way  Phased infrastructure investment – 16-inch Cornerstone Pipeline and Hopedale pipeline connection, late 2016 completion est.  Total budgeted investments ~$500 MM – ~$80 MM annual EBITDA

69% 23% 8% MPC Commited MPC Additional Third Party MPLX - Logistics & Storage Contract Structure  Fee-based assets with minimal commodity exposure(c)  MPC has historically accounted for – over 85% of the volumes shipped on MPLX’s crude and product pipelines – 100% of the volumes transported via MPLX’s inland marine vessels  MPC has entered into multiple long-term transportation and storage agreements with MPLX – Terms of up to 10 years, beginning in 2012 – Pipeline tariffs linked to FERC-based rates – Indexed storage fees – Fee-for-capacity inland marine business 59 2015 Revenue – Customer Mix MPC = 92% $400 MM $130 MM $47 MM (a,b) Notes: (a)Includes revenues generated under Transportation and Storage agreements with MPC (excludes marine agreements) (b)Volumes shipped under joint tariff agreements are accounted for as third party for GAAP purposes, but represent MPC barrels shipped (c)Commodity exposure only to the extent of volume gains and losses

MPLX Gathering & Processing 60  One of the largest NGL and natural gas midstream service providers – Gathering capacity of 5.5 Bcf/d • 50% Marcellus/Utica; 50% Southwest – Processing capacity of 7.6 Bcf/d* • ~70% Marcellus/Utica; ~20% Southwest – C2 + Fractionation capacity of 500 MBPD** • ~90% Marcellus/Utica  Primarily fee-based business with highly diverse customer base and established long-term contracts Raw Natural Gas Production Processing Plants Mixed NGLs Fractionation Facilities NGL Products • Ethane • Propane • Normal Butane • Isobutane • Natural Gasoline Gathering and Compression *Includes 40% of processing capacity through the Partnership’s Centrahoma Joint Venture **Includes condensate stabilization capacity

MPLX - Gathering & Processing 61 Growth Projects WEST VIRGINIA PENNSYLVANIA OHIO Utica Complex ATEX Express Pipeline Purity Ethane Pipeline NGL Pipeline Mariner East Pipeline Marcellus Complex Gathering System TEPPCO Product Pipeline KEYSTONE COMPLEX Bluestone I – III & Sarsen I – 410 MMcf/d – Operational Bluestone IV – 200 MMcf/d – TBD C2+ Fractionation – 67,000 Bbl/d – Operational De-ethanization – 20,000 Bbl/d – 2017 HARMON CREEK COMPLEX Harmon Creek I – 200 MMcf/d – 2017 De-ethanization – 20,000 Bbl/d – 2017 HOUSTON COMPLEX Houston I – IV – 555 MMcf/d – Operational C2+ Fractionation – 100,000 Bbl/d – Operational MAJORSVILLE COMPLEX Majorsville I – VI – 1,070 MMcf/d – Operational Majorsville VII – 200 MMcf/d – TBD De-ethanization – 40,000 Bbl/d – Operational MOBLEY COMPLEX Mobley I – V – 920 MMcf/d – Operational De-ethanization – 10,000 Bbl/d – Operational SHERWOOD COMPLEX Sherwood I – VI – 1,200 MMcf/d – Operational De-ethanization – 40,000 Bbl/d – Operational Sherwood VII – 200 MMcf/d – 2017 HOPEDALE FRACTIONATION COMPLEX MarkWest Joint Venture with EMG C3+ Fractionation I & II – 120,000 Bbl/d – Operational C3+ Fractionation III – 60,000 Bbl/d – 2Q17 CADIZ COMPLEX MarkWest Joint Venture with EMG Cadiz I – III – 525 MMcf/d – Operational Cadiz IV – 200 MMcf/d – 2018 De-ethanization – 40,000 Bbl/d – Operational SENECA COMPLEX MarkWest Joint Venture with EMG Seneca I – IV – 800 MMcf/d – Operational OHIO GATHERING & OHIO CONDENSATE MarkWest Joint Venture with Summit Midstream Stabilization Facility – 23,000 Bbl/d – Operational HIDALGO COMPLEX 200 MMcf/d – Operational Texas New Mexico Delaware Basin Note: Forecasted completion dates of projects are shown in green. Mariner West Pipeline

MPLX Northeast Operations Well-Positioned in Ethane Market  Ethane demand growing as exports and steam cracker development continues in Gulf Coast and Northeast  MPLX well-positioned to support producer customers’ rich-gas development with extensive distributed de-ethanization system  Based on current utilization, MPLX can support the production of an additional ~70 MBPD of purity ethane with existing assets  Opportunity to invest $500 MM to $1 B to support Northeast ethane recovery over the next five years 62 West Virginia Pennsylvania Ohio Sherwood Mobley Majorsville Cadiz Houston Keystone Harmon Creek Seneca MPLX De-ethanization Facility MPLX Processing Complex MPLX Planned De-ethanization Facility Steam Cracker Planned Steam Cracker Proposed MPLX Ethane Pipeline ATEX Pipeline Mariner West Pipeline Mariner East 1 Pipeline

Northeast Infrastructure Opportunities NGL/Light Products to East Coast - Large-scale East Coast LPG export terminal - Rail/pipeline to East Coast export terminal - Optionality and operational certainty for producers Centennial Pipeline - Repurpose refined products line to deliver NGLs to the Gulf Coast 63 1 2 EXPORTS TO INTERNATIONAL MARKETS EAST COAST BLENDING TERMINALS Northeast Operations 1 2 GULF COAST MARKETS Butane-to-Alkylate - Upgrade butane from the Marcellus and Utica into alkylate 3 3

MPLX - Gathering & Processing Contract Structure 64 Durable long-term partnerships across leading basins Marcellus Utica Southwest Resource Play Marcellus, Upper Devonian Utica Haynesville, Cotton Valley, Woodford, Anadarko Basin, Granite Wash, Cana-Woodford, Permian, Eagle Ford Producers 14 – including Range, Antero, EQT, CNX, Noble, Southwestern, Rex and others 10 – including Antero, Gulfport, Ascent, Rice, Rex, PDC and others 140 – including Anadarko, Newfield, Devon, BP, Chevron, PetroQuest and others Contract Structure Long-term agreements initially 10-15 years, which contain renewal provisions Long-term agreements initially 10-15 years, which contain renewal provisions Long-term agreements initially 10-15 years, which contain renewal provisions Volume Protection (MVCs) 65% of 2016 capacity contains minimum volume commitments 25% of 2016 capacity contains minimum volume commitments 15% of 2016 capacity contains minimum volume commitments Area Dedications 4 MM acres 3.9 MM acres 1.4 MM acres Inflation Protection Yes Yes Yes

Gathering & Processing 65 Marcellus & Utica Operations 0 2.8Bcf/d Gathering capacity 5.5Bcf/d Processing capacity 417MBPD C2+ Fractionation capacity 25MBPD Cond. Stabilization capacity Houston Complex Sherwood Complex Hopedale Complex

MPLX - Gathering & Processing 66 Marcellus & Utica Operations  Processed volumes averaged over 4.1 Bcf/d in 2Q 2016  Commenced operations of 200 MMcf/d processing plant at Mobley Complex in April  Processed volumes expected to increase by ~15% over prior year  Gathered volumes expected to increase by ~20% over prior year (a)Based on weighted average number of days plant(s) in service, excluding periods of maintenance at the Mobley & Sherwood complexes during the quarter which impacted available capacity. Processed Volumes Area Available Capacity (MMcf/d)(a) Average Volume (MMcf/d) Utilization (%) Marcellus 3,890 3,072 79% Houston 555 459 83% Majorsville 1,070 728 68% Mobley 760 686 90% Sherwood 1,095 929 85% Keystone 410 270 66% Utica 1,325 1,034 78% Cadiz 525 420 80% Seneca 800 614 77% 2Q16 Total 5,215 4,106 79% 1Q16 Total 5,280 4,272 81%

MPLX Gathering & Processing 67 Marcellus & Utica Fractionation  Commenced operations of 10 MBb/d de-ethanization facility at Mobley Complex in April  Production of purity ethane in 2Q 2016 has increased 76% from 2Q 2015  Continuous deliveries of propane via unit trains from Hopedale Complex  Fractionated volumes expected to increase by ~25% over prior year Fractionated Volumes Area Available Capacity (MBbl/d)(a) Average Volume (MBbl/d) Utilization (%) 2Q16 Total C3+ 227 176 78% 2Q16 Total C2 182 116 64% 1Q16 Total C3+ 227 182 80% 1Q16 Total C2 180 94 52% (a)Based on weighted average number of days plant(s) in service

3 8 13 18 23 28 55 56 57 58 59 60 61 62 63 64 65 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 The Marcellus/Utica Resource Play is the Leading U.S. Natural Gas Growth Play 68 Rest o f U .S. – B illi o n Cu b ic F ee t p er D ay ( B cf /d ) Note: Wellhead gas production (before flaring and NGL extraction) Sources: As of July 28, 2016. Bloomberg (PointLogic Energy Estimates), BENTEK, MPLX LP M arcell u s & Utica – B illi o n Cu b ic Feet p er D ay (B cf/d ) Marcellus & Utica account for over 20% of total U.S. Gas Supply Marcellus & Utica Rest of U.S.

2000 2020 U.S. Natural Gas and NGL Trade Flows Changing  Paradigm shift from U.S. Northeast being a significant importer to a significant exporter  Driven by Marcellus and Utica production growth  Infrastructure continuing to build out to reflect changes in trade flows 69

Northeast NGL Supply Growth Forecast 70 Incremental NGL Production Growth from 2016 to 2026 (prior to ethane rejection) Williston Permian Eagle Ford DJ Source: Bentek Market Call: North American NGLs – April 26, 2016 49 MBPD 25 MBPD 204 MBPD 300 MBPD 537 MBPD Northeast  Northeast is forecasted to account for 24% of total U.S. NGL production in 2026  Access to all major NGL markets in the U.S. and the world  MPLX is largest midstream operator in the Marcellus and Utica shales – Focused on solutions to enhance northeast NGL market

Edmonton Markets Gulf Coast Markets Northeast Operations Well-Positioned to Access all Major NGL Markets* 71 Distribution by Pipeline Distribution by Rail Distribution by Truck 60% - 65% 30% - 35% 5% - 10% MPLX 2016 NGL Marketing by Transport  Access to all major NGL markets in the U.S. and the world  Key takeaway solutions underway such as Cornerstone, Mariner East 2 and additional projects  Northeast exports are geographically and structurally advantaged to Europe and parts of South America  MPLX developing a comprehensive export solution for producers Northeast Markets Midwest Markets Mid-Atlantic Markets Ontario Markets Mid-Con Markets Chesapeake Terminal Northeast Operations * Excludes ethane

Ontario Markets Northeast Operations Well-Positioned in Ethane Market 72  Operate 190 MBPD of de-ethanization capacity in the Marcellus & Utica shales  Produced 116 MBPD of purity ethane in 2Q 2016, a 76% increase from prior year quarter  Supply ethane to multiple locations including Canadian, Gulf Coast and international markets  Satisfy demand from new large-scale ethane crackers Gulf Coast Markets Distribution by Pipeline Northeast Operations Mariner West Mariner East Exports

MPLX - Gathering & Processing 73 Southwest Operations  Completed 200 MMcf/d Hidalgo processing plant supporting producers in the Delaware Basin in May – Facility utilization of ~80% after three months in operation  Processed volumes expected to increase ~15% over prior year  Gathered volumes expected to increase ~5% over prior year (a)Based on weighted average number of days plant(s) in service, excluding periods of maintenance at the Javelina complex during the quarter which impacted available capacity. (b)West Texas is comprised of the Hidalgo plant in the Delaware Basin (c)Processing capacity includes Partnership’s portion of Centrahoma JV and excludes volumes sent to third parties Processed Volumes Area Available Capacity (MMcf/d)(a) Average Volume (MMcf/d) Utilization (%) West Texas(b) 112 71 63% East Texas 600 496 83% Western OK 425 325 76% Southeast OK(c) 120 120 100% Gulf Coast 126 80 63% 2Q16 Total 1,383 1,092 79% 1Q16 Total 1,287 1,051 82%

37% 8% 22% 33% Marcellus Utica Southwest Logistics & Storage MPLX - 2016 Organic Capital Investment  2016 organic growth capital forecast narrowed to a range of $900 MM to $1.2 B – Gathering & Processing capital includes infrastructure to support Northeast and Southwest operations – Logistics & Storage capital includes Cornerstone Pipeline, Robinson butane cavern, and expansion of pipeline and storage capacity 74

MPLX - Strong Financial Flexibility to Manage and Grow Asset Base 75  Committed to maintaining investment grade credit profile  Completed a $1 B private placement of convertible preferred securities with third-party investors in 2Q 2016  Completed $315 MM of opportunistic ATM issuance in 1Q 2016, with additional issuances in 3Q 2016  Forecasted funding needs are fulfilled for 2016 and into 2017 ($MM except ratio data) As of 6/30/16 Total assets 16,079 Total debt 4,401 Redeemable preferred units 993 Total equity 9,473 Consolidated total debt to LTM pro forma adjusted EBITDA ratio(a) 3.7x Remaining capacity available under $2.0 B revolving credit agreement 1,992 Remaining capacity available under $500 MM credit agreement with MPC 500 (a)Calculated using face value total debt and last twelve month pro forma Adjusted EBITDA, which is pro forma for acquisitions and excludes impairments.

MPLX’s Commodity Price Sensitivities  92% fee-based net operating margin, 8% commodity exposed for 2016  Maintain active hedging program and have currently hedged ~45% of our remaining 2016 commodity exposure; beginning to hedge for 2017  Annual 2016 sensitivities to commodity price changes (assumes no hedges): 76 NOTE: Net Operating Margin is calculated as segment revenue less purchased product costs less realized derivative gains (losses). (a)The composition is based on MPLX’s average projected barrel of approximately: Ethane: 35%, Propane: 35%, Iso-Butane: 6%, Normal Butane: 12%, Natural Gasoline: 12%. Product Commodity Price Change Annual DCF Impact Natural Gas Liquids (Mont Belvieu) $.05 per weighted average gallon(a) ~$18 million Crude Oil (WTI) $1 per barrel ~$1 million Natural Gas (Henry Hub) $.50 per MMbtu <$1 million

MPLX’s 2016 Forecast  MPLX has increased the midpoints of its 2016 financial forecast 77 Financial Measure 2016 Forecast Net Income(a) $140 million - $240 million Adjusted EBITDA(b) $1.3 billion - $1.4 billion Net cash provided by operating activities $1.1 billion - $1.2 billion Distributable Cash Flow(b) $1.0 billion - $1.1 billion Distribution Growth Rate(c) 12% - 15% Growth Capital Expenditures $900 million - $1.2 billion (a)Guidance includes the $130 million first-half non-cash goodwill impairment charges and the $89 million second-quarter non-cash equity method impairment charge. (b)Non-GAAP measure excluding the $130 million first-half non-cash goodwill impairment charges and the $89 million second-quarter non-cash equity method impairment charge. See reconciliation in appendix. (c)Full year distribution growth rate.

MPLX’s 2016 Forecast - Reconciliation 78 ($MM) Low High Net income 140 240 Plus: Depreciation and amortization 540 540 Impairment expense(a) 130 130 Net interest and other financial costs 220 220 Adjustment for equity investment earnings & distributions(b) 215 215 Other 58 58 Adjusted EBITDA 1,303 1,403 Less: Adjusted EBITDA attributable to noncontrolling interests 3 3 Adjusted EBITDA attributable to MPLX LP 1,300 1,400 Less: Net interest and other financial costs 220 220 Maintenance capital 60 60 Other 20 20 Distributable cash flow attributable to MPLX LP 1,000 1,100 Less: Preferred unit distributions 41 41 Distributable cash flow available to GP and LP unitholders 959 1,059 (a)Includes a pretax, non-cash goodwill impairment charge. (b)Includes a pretax, non-cash impairment of $89 MM related to an equity method investment. Adjusted EBITDA and Distributable Cash-Flow from Net Income

MPLX’s 2016 Forecast - Reconciliation 79 ($MM) Low High Net cash provided by operating activities 1,075 1,175 Plus: Changes in working capital items 8 8 Non-cash equity based compensation 10 10 Net cash interest and other financial costs 220 220 Unrealized loss on commodity hedges 10 10 All other, net (20) (20) Adjusted EBITDA 1,303 1,403 Less: Adjusted EBITDA attributable to noncontrolling interests 3 3 Adjusted EBITDA attributable to MPLX LP 1,300 1,400 Less: Net interest and other financial costs 220 220 Maintenance capital 60 60 Other 20 20 Distributable cash flow attributable to MPLX LP 1,000 1,100 Less: Preferred unit distributions 41 41 Distributable cash flow available to GP and LP unitholders 959 1,059 Adjusted EBITDA Attributable to MPLX LP and DCF Attributable to Unitholders from Net Cash Provided by Operating Activities

Reconciliations 80 ($MM) 2011 3Q 2015 4Q 2015 1Q 2016 2Q 2016 2Q 2016 LTM Speedway Segment Income from Operations 271 243 135 167 193 738 Plus: Depreciations and Amortization 110 63 66 63 69 261 Plus: Lower of Cost or Market Inventory Valuation Charge (Benefit) - - 25 - (25) - Speedway Segment Adjusted EBITDA 381 306 226 230 237 999 Speedway Segment Adjusted EBITDA to Segment Income from Operations EBITDA to Net Income for Acquired Locations ($MM) 2013* 2017E** Income from Operations 47 138 Less: Net interest and other financial income (costs) (12) - Plus: Provision for income taxes 22 78 Plus: Depreciation and Amortization 94 149 Acquired Locations EBITDA 175 365 *Based on Hess Sept. 30, 2013 Form 10 data annualized **Based on original announcement guidance in May 2014

Reconciliations 81 EBITDA to Net Income for Midstream Segment ($MM) 2011 2Q 2016 YTD 1H 2016 Annualized Midstream Segment Income from Operations 199 368 736 Plus: Depreciation and Amortization 45 284 568 Midstream Segment EBITDA 244 652 1,304

Reconciliation 82 Pro Forma Adjusted EBITDA to Pro Forma Net Income Attributable to MPC ($MM) 2015 2016 3Q 4Q 1Q 2Q Pro Forma Net Income attributable to MPC* 943 225 1 801 Less: Net interest and other financial income (costs) (131) (139) (142) (137) Add: Net income (loss) attributable to noncontrolling interests 70 (33) (79) (18) Provision for income taxes 529 104 11 395 Depreciation and amortization 493 502 490 500 Impairment expense 144 - 129 90 Inventory market valuation adjustment - 370 15 (385) Pro Forma Adjusted EBITDA 2,310 1,307 709 1,520 Last Twelve Months Pro Forma Adjusted EBITDA 5,846 Less: Last Twelve Months Pro Forma Adjusted EBITDA related to MPLX (1,249) Last Twelve Months Pro Forma Adjusted EBITDA excluding MPLX 4,597 *3Q and 4Q 2015 pro forma for MarkWest acquisition. 1Q and 2Q 2016 as reported.

Reconciliation 83 Pro Forma Adjusted EBITDA related to MPLX to Pro Forma MPLX Net Income ($MM) 2015 2016 3Q 4Q 1Q 2Q Pro Forma MPLX Net Income* 123 104 (37) 20 Less: Net interest and other financial income (costs) (66) (67) (68) (64) Add: Provision for income taxes 3 - (4) (8) Depreciation and amortization 148 147 132 137 Impairment expense - - 129 90 Pro Forma Adjusted EBITDA related to MPLX 340 318 288 303 Last Twelve Months Pro Forma Adjusted EBITDA related to MPLX 1,249 *3Q and 4Q 2015 pro forma for MarkWest acquisition. 1Q and 2Q 2016 as reported.

MPC Annual Price and Margin Sensitivities Refining and Marketing Segment $MM (After Tax) LLS 6-3-2-1 Crack Spread* Sensitivity ~$450 (per $1.00/barrel change) Sweet/Sour Differential** Sensitivity ~$220 (per $1.00/barrel change) LLS-WTI Spread*** Sensitivity ~$90 (per $1.00/barrel change) Natural Gas Price Sensitivity ~$140 (per $1.00/MMbtu change in Henry Hub) *Weighted 40% Chicago and 60% USGC LLS 6-3-2-1 crack spreads and assumes all other differentials and pricing relationships remain unchanged **Light Louisiana Sweet (prompt) - [Delivered cost of sour crudes: Arab Light + Kuwait + Maya + Western Canadian Select + Mars] ***Assumes 20% of crude throughput volumes are WTI-based domestic crudes 84

MPC’s Fully Integrated Downstream System Refining and Marketing  Seven-plant refining system with ~1.8 MMBPCD capacity One biodiesel facility and interest in three ethanol facilities One of the largest wholesale suppliers in our market area One of the largest producers of asphalt in the U.S.  ~5,400 Marathon Brand retail outlets across 19 states Owns/operates 61 light product terminals and 18 asphalt terminals, while utilizing third-party terminals at 120 light product and two asphalt locations  2,210 owned/leased railcars, 173 owned transport trucks Speedway  ~2,770 locations in 22 states  Second largest U.S. owned/operated c-store chain Midstream Owns, leases or has interest in ~8,400 miles of crude and refined product pipelines  18 owned inland waterway towboats with ~205 owned barges and 14 leased barges Owns/operates over 5,000 miles of gas gathering and NGL pipelines Owns/operates 54 gas processing plants, 13 NGL fractionation facilities and two condensate stabilization facilities 85 MPC Refineries Light Product Terminals MPC owned and Part-owned Third Party Asphalt/Heavy Oil Terminals MPC Owned Third Party Water Supplied Terminals Coastal Inland Pipelines MPC Owned and Operated MPC Interest: Operated by MPC MPC Interest: Operated by Others Pipelines Used by MPC Marketing Area MarkWest Facility Tank Farms Butane Cavern Pipelines Barge Dock Ethanol Facility Biodiesel Facility Renewable Fuels As of June 30, 2016